                               FORM OF SCHEDULE A
                         SHAREHOLDER SERVICES AGREEMENT


FUND                                                                     EFFECTIVE DATE
----                                                                     --------------
A.  Sweep Funds

Schwab Money Market Fund                                                 May 1, 1993

Schwab Government Money Fund                                             May 1, 1993

Schwab Municipal Money Fund-Sweep Shares                                 May 1, 1993

Schwab California Municipal Money Fund-Sweep Shares                      May 1, 1993

Schwab US Treasury Money Fund                                            May 1, 1993

Schwab New York Municipal Money Fund-Sweep Shares                        November 10, 1994

Schwab Government Cash Reserves Fund                                     October 20, 1997

Schwab New Jersey Municipal Money Fund                                   January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                 January 20, 1998

Schwab Florida Municipal Money Fund                                      February 16, 1998

Schwab Massachusetts Municipal Money Fund


B.  Other Funds

Schwab Value Advantage Money Fund-Investor Shares                        May 1, 1993

Schwab Institutional Advantage Money Fund                                May 1, 1993

Schwab Retirement Money Fund                                             November 26, 1993

Schwab Municipal Money Fund-Value Advantage Shares                       June 6, 1995

Schwab California Municipal Money Fund-Value Advantage Shares            June 6, 1995

Schwab New York Municipal Money Fund-Sweep Shares-Value                  June 6, 1995
Advantage Shares

                                            THE CHARLES SCHWAB FAMILY OF FUNDS

                                            By:
                                                   ----------------------------
                                            Name:  Jeff Lyons
                                            Title: Executive Vice President and
                                                   Chief Operating Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By:
                                                   ----------------------------
                                            Name:  Ron Carter
                                            Title: Senior Vice President



Dated:
       ------------------------

                               FORM OF SCHEDULE C
                         SHAREHOLDER SERVICES AGREEMENT


The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

        FUND                                                    FEE
        ----                                                    ---
A.      Sweep Funds
        Schwab Money Market Fund                                An annual fee, payable monthly, of
                                                                twenty one-hundredths of one percent
                                                                (.20%) of the Fund's average daily net
                                                                assets

        Schwab Government Money Fund                            An annual fee, payable monthly, of
                                                                twenty one-hundredths of one percent
                                                                (.20%) of the Fund's average daily net
                                                                assets

        Schwab Municipal Money                                  An annual fee, payable monthly, of
        Fund-Sweep Shares                                       twenty one-hundredths of one percent
        (formerly Schwab Tax-Exempt                             (.20%) of the Fund's average daily net
        Money Fund)                                             assets


        Schwab California Municipal Money Fund-Sweep Shares     An annual fee, payable monthly, of
        (formerly Schwab California Tax-Exempt Money Fund)      twenty one-hundredths of one percent
                                                                (.20%) of the Fund's average daily net
                                                                assets


        Schwab US Treasury Money Fund                           An annual fee, payable monthly, of
                                                                twenty one-hundredths of one percent
                                                                (.20%) of the Fund's average daily net
                                                                assets

        Schwab New York Municipal Money Fund-Sweep Shares       An annual fee, payable monthly, of
        (formerly Schwab New York Tax-Exempt Money Fund)        twenty one-hundredths of one percent
                                                                (.20%) of the Fund's average daily net
                                                                assets


        Schwab Government Cash Reserves Fund                    An annual fee, payable monthly, of
                                                                twenty one-hundredths of one percent
                                                                (.20%) of the Fund's average daily net
                                                                assets

        Schwab New Jersey Municipal Money Fund                  An annual fee, payable monthly, of
                                                                twenty one-hundredths of one percent
                                                                (.20%) of the Fund's average daily net
                                                                assets

        Schwab Pennsylvania Municipal Money Fund                An annual fee, payable monthly, of

                                                                twenty one-hundredths of one percent
                                                                (.20%) of the Fund's average daily net
                                                                assets

        Schwab Florida Municipal Money Fund                     An annual fee, payable monthly, of
                                                                twenty one-hundredths of one percent
                                                                (.20%) of the Fund's average daily net
                                                                assets

        Schwab Massachusetts Municipal Money Fund               An annual fee, payable monthly, of
                                                                twenty one-hundredths of one percent
                                                                (.20%) of the Fund's average daily net
                                                                assets

B.      Other Funds
        Schwab Value Advantage Money Fund-Investor Shares       An annual fee, payable monthly, of
                                                                seventeen one-hundredths of one percent
                                                                (.17%) of the Fund's average daily net
                                                                assets

        Schwab Institutional Advantage Money Fund               An annual fee, payable monthly, of
                                                                seventeen one-hundredths of one percent
                                                                (.17%) of the Fund's average daily net
                                                                assets

        Schwab Retirement Money Fund                            An annual fee, payable monthly, of
                                                                twenty one-hundredths of one percent
                                                                (.20%) of the Fund's average daily net
                                                                assets

        Schwab Municipal Money Fund-Value Advantage Shares      An annual fee, payable monthly, of
        (formerly Schwab Tax-Exempt Money Fund)                 seventeen one-hundredths of one percent
                                                                (.17%) of the Fund's average daily net
                                                                assets

        Schwab California Municipal Money Fund-Value
        Advantage Shares
        (formerly Schwab California Tax-Exempt Money Fund)      An annual fee, payable monthly, of
                                                                seventeen one-hundredths of one percent
                                                                (.17%) of the Fund's average daily net
                                                                assets

        Schwab New York Municipal Money Fund-Value              An annual fee, payable monthly, of
        Advantage Shares                                        seventeen one-hundredths of one percent
        (formerly Schwab New York Tax-Exempt Money Fund)        (.17%) of the Fund's average daily net
                                                                assets

                                            THE CHARLES SCHWAB FAMILY OF FUNDS

                                            By:
                                                   ----------------------------
                                            Name:  Jeff Lyons
                                            Title: Executive Vice President and
                                                   Chief Operating Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By:
                                                   ----------------------------
                                            Name:  Ron Carter
                                            Title: Senior Vice President

Dated:
        --------------------------